Acquisitions and other transactions	12 Months Ended
Dec. 31, 2017
Acquisitions and other transactions
Acquisitions and other transactions

Note 4 – Acquisitions and other transactions

(a)	Acquisition of Bowen Basin Coal Royalties, Australia

Subsequent to year end, on February 28, 2018, Franco-Nevada, through a wholly-owned subsidiary, acquired a portfolio of metallurgical coal royalties located in the Bowen Basin of Queensland, Australia for a cash consideration of A$4.2 million.  The portfolio includes certain claims that comprise the producing Moorvale mine, the Olive Downs project which had permitting applications, and another 33 exploration tenements.  The Bowen Basin Coal royalty is a production payment of A$0.10 per tonne, adjusted for consumer price index changes since December 31, 1997.

(b)	Acquisition of Additional Stream and Update on the Cobre Panama Project - Panama

The Company has a precious metals stream agreement for First Quantum Minerals Ltd.’s (“First Quantum”) Cobre Panama project (“Cobre Panama”). The project, which is located in Panama, is in the construction phase. Under the terms of the agreement, Franco-Nevada is funding a deposit of $1.0 billion against future deliveries of gold and silver from Cobre Panama. The deposit is funded on a pro-rata basis of 1:3 with First Quantum’s 80% share of the capital costs in excess of $1.0 billion.

In 2017, the Company funded $264.4 million (2016 - $124.3 million) towards the stream, for a cumulative total of $726.6 million (2016 - $462.2 million) of its maximum $1.0 billion commitment. Capitalized costs for the Cobre Panama project of $734.4 million (2016 - $467.5 million) are included in royalty, stream and working interests on the consolidated statement of financial position as at December 31, 2017.

On September 7, 2017, the Company agreed to terms with First Quantum to purchase an additional precious metals stream from the Cobre Panama project for a purchase price of $178.0 million.  This agreement was expanded to $356.0 million and signed on January 22, 2018 to also include a precious metal stream on the 10% indirect interest held by Korea Resources Corp. (“KORES”).  The total purchase price of $356.0 million is payable as a one-time advance payment upon closing of the transaction which is expected to occur before the end of March. No additional pro-rata funding commitments will apply to the additional stream.  The terms of the additional stream, other than the ongoing price, will be similar to the existing stream on the Cobre Panama project, including initially linking precious metals deliveries to copper in concentrate shipped.  Full details of the terms of the additional precious metal stream are provided in Note 20 – Commitments.

(c)	Acquisition of U.S. Oil & Gas Royalties – Delaware, Texas

Subsequent to year-end, on February 20, 2018, the Company purchased a royalty portfolio in the Delaware Basin, which represents the western portion of the Permian Basin for $101.3 million.   The royalties are derived principally from mineral title which provides a perpetual interest in royalty lands.  The transaction entitles the Company to royalties effective October 1, 2017. No amounts have been recorded in the statement of income and comprehensive income as of December 31, 2017.  Prior to year-end, the Company advanced $11.0 million into escrow in respect to this transition and this amount was included in Royalty, stream and working interests, net on the statement of financial position as at December 31, 2017.

(d)	Acquisition of Additional of U.S. Oil & Gas Royalties – STACK, Oklahoma

On November 1, 2017, the Company purchased for $27.6 million, a second package of mineral titles in the core of the Sooner Trend, Anadarko Basin, Canadian and Kingfisher counties (“STACK”) shale play in Oklahoma from a private company. Franco-Nevada has the right to royalties on production beginning from June 1, 2017.

On December 19, 2016, the Company acquired a package of royalty rights in the Sooner Trend, Anadarko Basin, Canadian and Kingfisher counties (“STACK”) shale play in Oklahoma’s Anadarko Basin for a price of $100.0 million.  The two primary operators of the lands are Newfield Exploration Company and Devon Energy Corporation.

(e)	Acquisition of Canadian Oil & Gas Royalties – Orion Thermal Project, Alberta

On September 29, 2017, Franco-Nevada acquired a 4% Gross Overriding Royalty (“GORR”) on the Clearwater formation within the Orion oil sands project (“Orion”) in the Cold Lake region of Alberta from Osum Oil Sands Corp.  (“Osum”) for a cash consideration of $74.1 million (C$92.5 million).

(f)	Acquisition of Railroad Royalty – Carlin Trend, Nevada

On May 26, 2017, Franco-Nevada, through a wholly-owned U.S. subsidiary, acquired an existing 1% NSR on certain claims that comprise the Railroad deposit located on the Carlin Trend in north-central Nevada for a cash consideration of $0.9 million.

(g)	Acquisition of U.S. Oil & Gas Royalties – Midland Basin, Texas

On March 13, 2017, Franco-Nevada, through a wholly-owned U.S. subsidiary, entered into an agreement to purchase a royalty portfolio in the Midland Basin of West Texas for $110.0 million. Following completion of due diligence, the first part of the portfolio was acquired for $89.8 million and closed on May 24, 2017.  The second part of the portfolio closed on August 8, 2017.  The total purchase price was $114.6 million including adjustments for title due diligence and the acquisition of the second part of the portfolio.

(h)	Restructuring of Existing Royalties and Acquisition of Shares - Castle Mountain, California

On June 16, 2016, Franco-Nevada and NewCastle Gold Ltd. completed the restructuring of Franco-Nevada’s existing royalties at the Castle Mountain gold project in California, USA, into a single 2.65% royalty covering a larger property for C$2.2 million in cash.

In addition, the Company purchased 3,636,364 common shares of NewCastle and 1,818,182 common share purchase warrants for C$1.2 million.  Each common share purchase warrant is exercisable to acquire one common share at a price of C$0.64 for a period of five years, expiring on May 9, 2021.

On December 22, 2017, NewCastle, Anfield Gold Corp. and Trek Mining Inc. combined their business to create Equinox Gold Corp. (“Equinox Gold”).  The Company received 0.873 Equinox Gold common shares and warrants for each NewCastle common share and warrant held, respectively. The Company recorded a gain on the consolidated statements of income and comprehensive income for the year ended December 31, 2017 of $1.5 million, net of tax, in respect to the exchange of the shares.  The Company currently holds 3,174,545 common shares and 1,587,272 warrants in Equinox Gold.

(i)	Acquisition of Stream – Antapaccay, Peru

On February 26, 2016, the Company acquired a $500.0 million precious metal stream from Glencore plc with reference to production from the Antapaccay mine located in Peru. Under the stream agreement, gold and silver deliveries are initially referenced to copper in concentrate shipped. The Company will receive 300 ounces of gold and 4,700 ounces of silver for each 1,000 tonnes of copper in concentrate shipped, until 630,000 ounces of gold and 10.0 million ounces of silver have been delivered. Thereafter, the Company will receive 30% of the gold and silver shipped. The Company pays an on-going price of 20% of the spot price of gold and silver until 750,000 ounces of refined gold and 12.8 million ounces of refined silver have been delivered. Thereafter, the on-going price will increase to 30% of the spot price of gold and silver.

All of the above acquisitions have been classified as asset acquisitions.